Summary Prospectus

KraneShares California Carbon Allowance Strategy ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: KCCA

August 1, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2024, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

Investment Objective

The KraneShares California Carbon Allowance Strategy ETF (the “Fund”) seeks to provide a total return that, before fees and expenses, tracks the performance of the S&P Carbon Credit CCA Index (the “Index”), which is an index comprised of futures contracts on emission allowances issued by a “cap and trade” regulatory regime that seeks to reduce greenhouse gas emissions over time in an effort to curb climate change.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees*	0.00%
Acquired Fund Fees and Expenses**	0.08%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.87%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**	“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares of other investment companies (such as exchange-traded funds). They are not direct operating expenses paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). In addition, “Acquired Fund Fees and Expenses” will not be reflected in the Fund’s Financial Statements in its shareholder report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement” will differ from those presented in the Fund’s Financial Highlights. It is currently anticipated that the Fund may invest in an affiliated acquired fund with higher expenses in the next year. If this occurs, “Acquired Fund Fees and Expenses” will be higher and may be 0.15%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

In seeking to achieve its investment objective, the Fund attempts to maintain exposure to carbon credit futures that are substantially the same as those included in the Index, which is an index comprised of futures contracts on emission allowances issued by a “cap and trade” regulatory regime that seeks to reduce greenhouse gas emissions over time. The Index is designed to measure the performance of a portfolio of futures contracts on carbon credits issued under the California Carbon Allowance “cap and trade” regime (“carbon credit futures”). An emission allowance or carbon credit is a unit of emissions (typically one ton of CO2) that the owner of the allowance or credit is permitted to emit. A cap and trade regime seeks to gradually reduce such emission allowances or carbon credits over time to incentivize companies to reduce greenhouse gas emissions in an effort to curb climate change. The Index includes only carbon credit futures that mature in December of the next one to two years. The Fund may also invest directly and indirectly in certain debt instruments.

Carbon credits issued under the California Carbon Allowance “cap and trade” regime include carbon credits issued by Quebec since the California and Quebec markets were linked pursuant to the Western Climate Initiative in 2014. Currently, carbon credits issued by Quebec each year consist of approximately 17-18% of the carbon credits issued under the California Carbon Allowance “cap and trade” regime. This percentage is subject to change and it is possible for additional markets to be added in the future.

What is a “cap and trade” regime?

In a “cap and trade” regime, a limit (“cap”) is typically set by a regulator, such as a government entity or supranational organization, on the total amount of specific greenhouse gases, such as CO2, that can be emitted by regulated entities, such as manufacturers or energy producers. Capping and reducing the cap on greenhouse gases is viewed as a key policy tool for reaching climate change objectives. The regulator then issues or sells “emission allowances” to regulated entities which may then buy or sell (“trade”) the emission allowances on the open market. To the extent that the regulator may then reduce the cap on emission allowances, regulated entities are thereby incentivized to reduce their emissions; otherwise they must purchase emission allowances on the open market, where the price of such allowances will likely be increasing as a result of demand, and regulated entities that reduce their emissions will be able to sell unneeded emission allowances for profit. The opposite could also occur and the regulator may increase the cap on emission allowances, which would likely increase emissions and decrease the price of allowances. Commodity futures contracts linked to the value of emission allowances are known as carbon credit futures.

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

The Fund utilizes a subsidiary (the “Subsidiary”) for purposes of investing in carbon credit futures. The Subsidiary is a corporation operating under Cayman Islands law that is wholly-owned and controlled by the Fund. The Subsidiary is advised by the Adviser. The Fund’s investment in the Subsidiary may not exceed 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary’s value), which limitation is imposed by the Internal Revenue Code of 1986, as amended, and is measured at the end of each quarter. The Subsidiary has the same investment objective as the Fund and follows the same investment policies and restrictions as the Fund. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary, and references to the Fund include the Subsidiary.

While the Fund generally seeks to obtain exposure to the same carbon credit futures that are in the Index, the Fund and Subsidiary may not replicate the Index. For example, the Fund may invest in carbon credit futures with different maturity dates (i.e., not one of the next two Decembers), the Fund may weight the carbon credit futures differently than the Index, or the Fund may purchase carbon credit futures on different dates than the rebalancing date for the Index.

The Fund may also invest in other instruments that are consistent with its investment objective. For example, the Fund may invest in emission allowances issued under a cap and trade regime, futures contracts that are not carbon credit futures, options on futures contracts, swap contracts, and other investment companies and notes, which may or may not be exchange-traded.

The debt instruments in which the Fund intends to invest include government securities and corporate or other non-government fixed-income securities with maturities of up to 12 months. The Fund may invest in debt instruments indirectly through short-term bond funds and exchange-traded funds (“ETFs”), which can include affiliated ETFs. The Fund may also invest in cash and cash equivalents, including money market funds.

The Commodities Futures Trading Commission (the “CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s use of CFTC-regulated futures and swaps above CFTC Rule 4.5 limits, it is considered a “commodity pool” under the Commodity Exchange Act.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings, if any) in instruments that provide exposure to California Carbon Allowances. The notional value of any investments by the Fund (including its Subsidiary) that provide such exposure, including investments in derivatives (such as futures contracts on California Carbon Allowances), will be counted toward satisfaction of this 80% policy.

The Fund is non-diversified. To the extent the Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry (using the notional value of any futures in which it invests). The Index is rebalanced and reconstituted annually. The Index is provided by S&P Dow Jones Indices LLC (“Index Provider”).

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the Fund’s performance, net asset value (“NAV”) and trading price, including:

Carbon Emission Allowance and Cap and Trade Risk. There is no assurance that cap and trade regimes will continue to exist. Cap and trade was designed to attempt to put a cap on pollution by putting a price on carbon emissions, but the approach may not prove to be an effective method of reduction in GHG emissions and or in achieving climate change objectives. As a result or due to other factors, cap and trade regimes may be terminated or may not be renewed upon their expiration. New technologies may arise that may diminish or eliminate the need for cap and trade markets. Ultimately, the cost of emissions credits is determined by the cost of actually reducing emissions levels. If the price of credits becomes too high, it will be more economical for companies to develop or invest in green technologies, thereby suppressing the demand for credits and adversely affect the Fund.

Cap and trade regimes set emission limits (i.e., the right to emit a certain quantity of GHG emissions), which can be allocated or auctioned to the parties regulated under the regime up to the total emissions cap. This allocation may be larger or smaller than is needed for a stable price of credits and can lead to large price volatility and may impact the Fund. Depending upon the industries covered under the cap and trade regime, unpredictable demand for their products and services can affect the value of GHG emissions credits. For example, very mild winters or very cool summers can decrease demand for electric utilities and therefore require fewer carbon credits to offset reduced production and GHG emissions.

If fines or other penalties for non-compliance are not enforced, incentives to purchase GHG credits will deteriorate, which could result in a decline in the price of emissions credits and may adversely impact the Fund.

Regulatory risk related to changes in regulation and enforcement of cap and trade regimes could adversely affect market behavior. In addition, as cap and trade markets and carbon credit markets develop, new regulation with respect to these markets may arise, which could have a negative effect on the value and liquidity of the cap and trade markets and the Fund.

Regulatory Risk. The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. Additional legislative or regulatory changes could occur that may materially and adversely affect the Fund.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Since the Subsidiary is organized under the law of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund will not receive all of the protections offered to shareholders of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

Futures Strategy Risk. Successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts include: (a) an imperfect correlation between the change in market value of the reference asset and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability to predict correctly the direction of market prices, interest rates, currency exchange rates and other economic factors; and (e) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a loss.

As a futures contract the Fund owns approaches its settlement date, the Fund may sell that futures contract and reinvest the proceeds in a similar contract with a more distant settlement date. This process is referred to as “rolling” a futures contract. The successful use of such a strategy depends upon the Adviser’s skill and experience. Although the Fund will attempt to roll from an expiring futures contract to another contract that the Adviser believes will generate the greatest yield for the Fund, the Fund nevertheless may incur a cost to “roll” the contract. In a commodity futures market where current month expiring contracts trade at a lower price than next month’s contract, a situation referred to as “contango,” absent the impact of the overall movement in commodity prices, the Fund may experience an adverse impact because it would be selling less expensive contracts and buying more expense contracts. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, there could be a significant negative impact on the Fund when it “rolls” its futures contract positions.

Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of an index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities.

Commodity Pool Registration Risk. Under regulations promulgated by the CFTC, the Fund and the Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. Krane is registered as a commodity pool operator and manages the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

to registered investment companies. Commodity pools are subject to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund and the Subsidiary. Additionally, positions in futures and other contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to approximately the same degree as the Index and, therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

California Risk. Because the Fund is exposed to carbon credits issued under the California Carbon Allowance “cap and trade” program, the Fund’s performance also may be negatively impacted by factors affecting California. For example, natural disasters may disrupt the local, state or regional economy or certain sectors of the economy and may impact the prices of such carbon credit futures. California’s budget and fiscal operations face certain structural impediments and rely on revenue sources which have been historically sensitive to the economic environment. California’s diverse economy is the largest in the United States and one of the largest in the world with major components including high technology, trade, entertainment, manufacturing, tourism, construction, agriculture and services. Any downturn in these sectors or related industries may adversely affect the economy of the state and the prices of such carbon credit futures.

Quebec Risk. Because the Fund is exposed to carbon credits issued under the California Carbon Allowance “cap and trade” program, the Fund’s performance also may be negatively impacted by factors affecting Quebec. Quebec is a province in Canada, which has a separatist party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. In addition, the Canadian market, including Quebec, is relatively concentrated in issuers involved in the production and distribution of natural resources such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, any downturn in these sectors or related industries may adversely affect the economy of Canada and Quebec and the prices of such carbon credit futures.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., default on its obligations). A downgrade or default on securities held by the Fund could adversely affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments generally go down; and when interest rates go down, the prices of most debt instruments generally go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. Interest rates have recently increased and may continue increasing, thereby heightening the risks associated with rising interest rates.

Concentration Risk. The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

developments. Thus, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. As of the date of this prospectus, the Index was concentrated in carbon credit futures. The prices and performance of carbon credit futures may be particularly affected by developments in the following sector:

Energy Sector Risk. Investments in, and/or exposure to, the energy sector, which includes energy commodities such as oil, gasoline, and carbon credits, may be highly volatile and can change quickly and unpredictably due to a number of factors, including the legislative or regulatory changes, adverse market conditions, increased competition affecting the energy sector, financial, accounting and tax matters and other events that the Fund cannot control. In addition, the value of energy commodities may fluctuate widely due to changes in supply and demand.

The energy sector is typically cyclical and highly dependent upon commodities and energy prices. Issuers in this sector are usually subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these issuers’ earnings, and a significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. Cash transactions may involve considerable transaction expenses and taxes, including brokerage fees, that might not have occurred if the Fund utilized in-kind transactions. To the extent any costs associated with cash transactions are not offset by any transaction fees payable by an Authorized Participant, the Fund’s performance could be negatively impacted.

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Passive Investment and Index Risk. There is no guarantee that the Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

There is no guarantee that the methodology the Index Provider uses to identify constituents for the Index will achieve its intended result or provide an accurate assessment of included constituents. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. Neither the Fund nor Krane can offer assurances that the Index Provider’s sources of information are reliable. There can be no guarantee that the methodology underlying the Index, the Index construction and computation processes, or the daily calculation of the Index or its methodology will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.

Management Risk. The Fund may not fully replicate the Index and may hold less than the total number of investments in the Index. Therefore, the Fund is subject to the risk that Krane’s investment selection process may not produce the intended results.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, including those in foreign countries, could cause volatility in global

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods and can occur suddenly and unexpectedly. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

High Portfolio Turnover Risk. Pursuant to government regulations, the Fund’s portfolio turnover rate is calculated without regard to most derivatives. As a result, the Fund’s portfolio turnover may be low despite relatively high portfolio activity. High portfolio turnover or high portfolio activity may increase the Fund’s brokerage commission costs and other transaction costs and may negatively impact the Fund’s performance. Such portfolio turnover or activity also may generate net short-term capital gains.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. This may be due to, among other factors, the Fund investments in carbon credit futures with different maturity dates, the Fund weighing the carbon credit futures differently than the Index, and the Fund’s purchase of carbon credit futures on different dates than the rebalancing date for the Index. To the extent that the Fund invests in other instruments that are consistent with its investment objective, such as futures contracts that are not carbon credit futures, options on futures contracts, swap contracts, and other investment companies and notes, the Fund’s ability to track the Index may be adversely affected.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance.

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

The Fund intends to treat its income from the Subsidiary as qualifying income. The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Operational and Cybersecurity Risk. The Fund, Krane, its service providers and your ability to transact with the Fund may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service provides, to suffer data corruption or lose operational functionality. It is not possible for Krane or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

Total Annual Returns For Calendar Years Ended December 31

As of June 30, 2024, the Fund’s calendar year-to-date total return was -8.96%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	12.22%	09/30/2023
Lowest Return	-14.53%	09/30/2022

Average Annual Total Returns for the periods ended December 31, 2023

KraneShares California Carbon Allowance Strategy ETF	1 year	Since Inception (10-4-2021)
Return Before Taxes	34.05%	10.35%
Return After Taxes on Distributions	32.30%	9.66%
Return After Taxes on Distributions and Sale of Fund Shares	20.11%	7.68%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)*	26.29%	6.44%
S&P Carbon Credit CCA Index (Reflects no deduction for fees, expenses or taxes)	36.91%	11.63%

*	As of May 2024, this index replaced the prior index as the primary broad-based securities market index in order to satisfy a change in regulatory requirements.

KraneShares California Carbon Allowance Strategy ETF | Summary Prospectus

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”) serves as the investment adviser to the Fund. Climate Finance Partners LLC (“Sub-Adviser”) serves as the non-discretionary investment sub-adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since the Fund’s inception. Luke Oliver, Managing Director, Head of Climate Investments, and Head of Strategy at the Adviser, has served as a portfolio manager of the Fund since August 2022.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.